UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2011
VWR FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Matsonford Road P.O. Box 6660 Radnor, PA	19087

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 386-1700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
On February 22, 2011, VWR Funding, Inc. issued a press release announcing that members of its senior management will have a conference call on Friday, February 25, 2011 at 2:00 PM (Eastern Time) to discuss the company’s financial results for the quarter and year ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press release, dated February 22, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.
Date: February 23, 2011	By:	/s/ Theresa A. Balog
		Name:	Theresa A. Balog
		Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit
Number	Description of Documents	Method of Filing
99.1	Press Release, dated February 22, 2011	Filed herewith.